UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2010

Winwheel Bullion, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52677	26-3773798
(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 11th Floor, Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

(202) 536-5191
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure of Director.  On July 21, 2010, Mervyn M. Dymally resigned as a Director of the Company.  Mr. Dymally has decided to pursue other opportunities.

Election of Director.  On July 23, 2010, Steven W. Youschak was appointed as a Director of the Company.  Mr. Youschak provides the Company with many years of business experience.  He has a bachelor’s of science degree in political science and construction technology from the University of New Hampshire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2010
                                                                                             WINWHEEL BULLION, INC.

                                                                                              By: /s/ Stephen V. Williams
                                                                                                    Stephen V. Williams
                                                                                                    Chief Executive Office